JUNE 15, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS ESG US EQUITY ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders ESG US Equity ETF and should be read in connection with your Summary Prospectus and Prospectus.
The Board of Trustees of Hartford Funds Exchange-Traded Trust (the “Trust”) has approved a plan of liquidation for Hartford Schroders ESG US Equity ETF (the “Fund”) pursuant to which the Fund will be liquidated on or about July 28, 2023 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.
Beginning when the Fund commences the liquidation of its portfolio, the Fund may not pursue its investment objective or, with certain exceptions, engage in normal business activities, and the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.
Suspension of Sales and Trading. Effective as of the close of business on July 21, 2023, the Fund will no longer accept orders for the purchase of Creation Units. It is expected that July 21, 2023 will be the last full day of trading on Cboe BZX Exchange, Inc. (“Cboe BZX”) for shares of the Fund. Based on this schedule, Cboe BZX is expected to halt trading in shares of the Fund after the market close on July 21, 2023. During the period between market close on July 21, 2023 and the Liquidation Date, because the Fund’s shares will no longer trade on Cboe BZX, there is not expected to be any market for the purchase or sale of the Fund’s shares.
Liquidation Process. In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Hartford Funds Management Company, LLC (“HFMC”), the Fund’s investment manager, intends to distribute substantially all of the Fund’s net investment income at the time of, or prior to, the liquidation. HFMC will bear all administrative expenses associated with the liquidation.
Other Alternatives. Shareholders of the Fund may sell their shares of the Fund on Cboe BZX until the market close on July 21, 2023, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Fund for the redemption of Creation Units. See “How to Buy And Sell Shares” in the Fund’s Prospectus.
U.S. Federal Income Tax Matters. For shareholders who hold their Fund shares in taxable accounts, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Cboe BZX until the market close on July 21, 2023, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Fund Distributions and Tax Matters” in the Fund’s Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.
Suspension of Quarterly Distribution. In connection with the Liquidation, HFMC anticipates a suspension of the Fund’s quarterly income distributions for June. Any earned income will then be distributed to Shareholders as part of the Liquidation proceeds.
This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.
HV-7618ETF
June 2023